UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ________________________________________
FORM 8-K/A
 ________________________________________
Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2015

________________________________________
comScore, Inc.
(Exact name of registrant as specified in its charter)
________________________________________

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
 ________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On April 3, 2015, comScore, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to disclose that on April 1, 2015, CS Worldnet Holding B.V., a private limited liability company organized under the laws of the Netherlands and a wholly-owned subsidiary of the Company (“CS Worldnet”), acquired all of the outstanding equity of Conniaco B.V., a private limited liability company organized under the laws of the Netherlands (“Newco” and such transaction, the “Acquisition”). Newco is an affiliate of WPP plc (“WPP”) established for the purpose of aggregating the companies and assets through which the internet audience management businesses managed by WPP’s Kantar group of companies in Norway, Sweden and Finland is conducted. In the Original 8-K, the Company indicated that, to the extent necessary, the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment to the Original 8-K within 71 calendar days of the date on which the Original 8-K was required to be filed. Upon further analysis following completion of the Acquisition, the Company has determined that the Acquisition was not significant under Section 11-01(b) of Regulation S-X and that such financial statements and pro forma financial statements are therefore not required to be filed. Accordingly, the Company hereby amends Item 2.01 of the Original 8-K filed on April 3, 2015 to eliminate the references to the subsequent filing of financial statements and pro forma financial information relating to the Acquisition.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
None.

(b)	Pro forma financial information.
None.

(c)	Exhibits.

Exhibit No.	Description

2.1(1)	Stock Purchase Agreement by and among Cavendish Square Holding B.V., WPP Group USA, Inc., comScore, Inc. and CS Worldnet Holding B.V. dated February 11, 2015 (Exhibit (d)(1))
10.1(1)	Strategic Alliance Agreement, dated as of February 11, 2015, by and between comScore, Inc. and WPP Group USA, Inc. (Exhibit (d)(5))
10.3(1)	Stockholder Rights Agreement by and among Cavendish Square Holding BV, WPP Group USA, Inc., and comScore, Inc. dated February 12, 2015 (Exhibit (d)(3))
10.4(1)	Voting Agreement by and among Cavendish Square Holding BV, WPP Group USA, Inc., and comScore, Inc. dated February 12, 2015 (Exhibit (d)(4))
10.5(2)	Stock Purchase Agreement by and between Cavendish Square Holding BV and comScore, Inc. dated April 1, 2015 (Exhibit 10.5)

(1)
Incorporated by reference to exhibits filed with that certain Schedule TO filed by Cavendish Square Holding BV and WPP plc on February 20, 2015 (File No. 005-83687). The number given in parentheses indicates the corresponding exhibit number in such filing.

(2)
Incorporated by reference to exhibits filed with comScore, Inc.’s Current Report on Form 8-K filed on April 3, 2015 (File No. 001-33520). The number given in parentheses indicates the corresponding exhibit number in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Christiana L. Lin
Christiana L. Lin EVP, General Counsel and Chief Privacy Officer
Date: June 17, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Stock Purchase Agreement by and among Cavendish Square Holding B.V., WPP Group USA, Inc., comScore, Inc. and CS Worldnet Holding B.V. dated February 11, 2015 (Exhibit (d)(1))
10.1(1)	Strategic Alliance Agreement, dated as of February 11, 2015, by and between comScore, Inc. and WPP Group USA, Inc. (Exhibit (d)(5))
10.3(1)	Stockholder Rights Agreement by and among Cavendish Square Holding BV, WPP Group USA, Inc., and comScore, Inc. dated February 12, 2015 (Exhibit (d)(3))
10.4(1)	Voting Agreement by and among Cavendish Square Holding BV, WPP Group USA, Inc., and comScore, Inc. dated February 12, 2015 (Exhibit (d)(4))
10.5(2)	Stock Purchase Agreement by and between Cavendish Square Holding BV and comScore, Inc. dated April 1, 2015 (Exhibit 10.5)

(1)
Incorporated by reference to exhibits filed with that certain Schedule TO filed by Cavendish Square Holding BV and WPP plc on February 20, 2015 (File No. 005-83687). The number given in parentheses indicates the corresponding exhibit number in such filing.

(2)
Incorporated by reference to exhibits filed with comScore, Inc.’s Current Report on Form 8-K filed on April 3, 2015 (File No. 001-33520). The number given in parentheses indicates the corresponding exhibit number in such filing.